Exhibit 99.2

Toyota Business Highlights Q4 FY2023 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for May 2023 came in at 15 . 2 M units, up from May 2022 at 12 . 7 M units . • Toyota U . S . reported May 2023 sales of 187 , 204 units, an increase of 2 . 1 % on a daily selling rate (DSR) basis and 6 . 4 % on a volume basis versus May 2022 . • Toyota division posted May 2023 sales of 159 , 984 units, a decrease of - 0 . 4 % on a DSR basis and increase of 3 . 7 % on a volume basis versus May 2022 . • Lexus division posted May 2023 sales of 27 , 220 units, an increase of 20 . 0 % on a DSR basis and 25 . 1 % on a volume basis versus May 2022 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 0 50 100 150 200 250 300 6 11 16 21 May-18 Aug-18 Nov-18 Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 Feb-21 May-21 Aug-21 Nov-21 Feb-22 May-22 Aug-22 Nov-22 Feb-23 May-23 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales May 2018 - May 2023 SAAR Toyota U.S. Sales Production (units) FY23 FY22 Japan 3,789 3,738 North America 1,768 1,752 Europe 771 707 Asia 1,859 1,499 Other‡ 507 462 Sales (units) FY23 FY22 Japan 2,069 1,924 North America 2,407 2,394 Europe 1,030 1,017 Asia 1,751 1,543 Other‡ 1,566 1,352 Units in thousands TMC Consolidated Financial Performance FY23 FY22 Sales Revenues ¥37,154,298 ¥31,379,507 Operating income 2,725,025 2,995,697 Net income attributable to TMC 2,451,318 2,850,110 TMC Consolidated Balance Sheet FY23 FY22 Current assets ¥26,459,781 ¥23,722,290 Receivables related to financial services, non-current 16,491,045 14,583,130 Investments and other assets 18,718,380 17,056,711 Property, plant and equipment, net 12,633,974 12,326,640 Total assets ¥74,303,180 ¥67,688,771 Liabilities ¥45,038,967 ¥40,533,951 Shareholders' equity 29,264,213 27,154,820 Total liabilities and shareholders' equity ¥74,303,180 ¥67,688,771 Yen in billions Operating Income by Geographic Region FY23 FY22 Japan ¥1,901 ¥1,423 North America (75) 566 Europe 57 163 Asia 714 672 Other‡ 231 238 Elimination (105) (67) Yen in millions

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $979 million in fiscal 2023, compared to $2.5 billion in fiscal 2022. The decrease in net income for fiscal 2023 compared to fiscal 2022 was primarily due to a $1.7 billion increase in interest expense, a $627 million decrease in total financing revenues, a $477 million increase in provision for credit losses, and a $79 million increase in operating and administrative expense, partially offset by a $724 million decrease in depreciation on operating leases, a $460 million decrease in provision for income taxes, and a $123 million increase in investment and other income, net. • We recorded a provision for credit losses of $713 million for fiscal 2023, compared to $236 million for fiscal 2022. The economic conditions have resulted in an increase in consumer delinquencies and charge - offs as well as higher expectations of credit losses in the retail loan portfolio. These factors combined with the increase in size of our retail loan portfolio have led to an increase in the provision for credit losses for fiscal 2023 compared to fiscal 2022. • Net charge - offs as a percentage of average finance receivables increased to 0.54 percent at March 31, 2023 from 0.22 percent at March 31, 2022 and default frequency as a percentage of outstanding finance receivables contracts increased to 0.89 percent for fiscal 2023 compared to 0.72 percent for fiscal 2022. Our average finance receivables loss severity per unit for fiscal 2023 increased to $12,425 from $9,012 in fiscal 2022. The increase in net charge - offs, default frequency, and loss severity per unit were due to higher average amounts financed, a higher percentage of used vehicles financed, and higher delinquencies. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • Short - term funding needs are met through the issuance of commercial paper in the U . S . Commercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 5 billion to $ 18 . 1 billion during fiscal 2023 , with an average outstanding balance of $ 17 . 4 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES In May 2023, Toyota ramped up commitment to electrification with U.S. BEV production and additional battery plant investment. An all - new, three - row battery electric SUV will be assembled at Toyota Kentucky starting in 2025. Additionally, a new $2.1 billion battery plant in ves tment will allow for an expanded role in the support of electrification. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Bob Barish | Funding & Liquidity Analyst (469) 486 - 5598 bob.barish@toyota.com Chuan Qin, CFA| Funding & Liquidity Analyst (469) 486 - 6020 chuan.qin@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Vincent Rotariu | Funding & Liquidity Analyst (469) 486 - 6159 vincent.rotariu@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . TMCC Financial Performance FY22 FY23 Total financing revenues $11,920 $11,293 Income before income taxes 3,324 1,308 Net Income 2,535 979 Debt-to-Equity Ratio 6.0x 6.8x U.S. dollars in millions 54.9% 53.6% FY22 FY23 TMCC - Market Share 1